EXHIBIT 99.2

                               PURCHASE AGREEMENT

          THIS AGREEMENT, dated as of July 27, 1999, effective as of August 1, 1999, is made by and among CHILDREN'S BROADCASTING CORPORATION, a Minnesota corporation (referred to herein as "CBC"); HARMONY HOLDINGS, INC., a Delaware corporation (referred to herein as "HHI"); CURIOUS PICTURES CORPORATION, a New York corporation (referred to herein as "Curious"); and SUSAN HOLDEN; STEPHEN OAKES; RICHARD WINKLER; AND DAVID STARR , as individuals (collectively referred to herein as "CP Management").

                              W I T N E S S E T H:

          THAT, WHEREAS, Curious has currently issued and outstanding 100 shares of its Common Stock, which shares represent all of the issued and outstanding Common Stock of Curious;

          WHEREAS, pursuant to an Option and Share Transfer Agreement dated as of December 15, 1996 among CP Management, Curious and HHI ("Option Agreement"), a copy of which is attached hereto as Exhibit A, HHI is the holder of 99 shares (or 99%) of Curious and CP Management is the holder of 1 share or 1% of Curious (the 1 share owned by CP Management shall be referred to herein as the "Curious Share");

          WHEREAS, under the Option Agreement, CP Management has the right, based upon Curious reaching certain net income levels, to receive shares of Curious up to an amount not to exceed 50% of the Common Stock of Curious;

          WHEREAS, contemporaneously herewith and incorporated herein, CP Management, Curious and HHI have entered into an agreement whereby the parties agree that Curious has reached such net income levels; that CP Management currently has the right to receive 50 shares (or 50%) of the issued and outstanding common stock of Curious; and that such shares are to be transferred from HHI to CP Management (the "Curious Agreement");

          WHEREAS, contemporaneously herewith and incorporated herein, each member of CP Management has entered into five (5) year employment agreeements with Curious; and

          WHEREAS, CP Management desires to sell, transfer and assign the Curious Share and the

Option Agreement to CBC, and CBC desires to purchase such Curious Share and the Option Agreement, and HHI consents to such sale, transfer and assignment on the terms and conditions set forth herein; and

          NOW, THEREFORE, in consideration of the foregoing and the covenants, representations and warranties hereinafter in this Agreement set forth, the parties hereto hereby agree as follows:


1.        OWNERSHIP, TRANSFER, SALE AND ASSIGNMENT OF CURIOUS SHARE AND OPTION
          AGREEMENT.

          (a) CP Management represents that collectively they are the owner of the Curious Share and none of them owns any other shares of Curious Common Stock other than the right(s) to receive shares under the Option Agreement. CP Management and HHI represent that under the Option Agreement, CP Management has earned the right to receive 50 shares or 50% of the issued and outstanding Common Stock of Curious from HHI, and that CP Management has the right to sell, transfer and assign their interest in the Option Agreement and the Curious Share to CBC.

          (b) Subject to the terms and conditions hereinafter in this Agreement, CP Management agrees to sell, transfer and deliver the Curious Share and their entire interest in the Option Agreement to CBC on the Closing Date (as that term is hereinafter defined), free and clear of all security interests, liens and encumbrances, except for any subordination obligations to Fremont Financial Services, Inc.

2.        PURCHASE AND CONSIDERATION.

          (a) On the basis of the representations and warranties, and subject to the terms and conditions set forth in this Agreement, CBC hereby agrees to purchase and CP Management agrees to sell, the Curious Share and CP Management's interest in the Option Agreement on the Closing Date. The total purchase price for the purchase of the Curious Share and assignment of the Option Agreement (the "Purchase Price"), will be the sum of Three Million and no/100 Dollars ($3,000,000.00) consisting of Two Million Seven Hundred Thousand and no/100 Dollars ($2,700,000.00) for the Option Agreement and Three Hundred Thousand and no/100 Dollars ($300,000.00) for the Curious Share and payable as follows:

                    1. The sum of $1,500,000 in cash at Closing (as defined below) to CPManagement ($375,00 to each member); and

                    2. The execution of a promissory note at Closing in the amount equal to $1,500,000 ($375,000 to each member) payable on May 31, 2000 at an interest rate equal to eight percent (8%) per annum. The interest payments shall be paid to CP Management in quarterly payments. In the event any member(s) of CP Management's employment with Curious is terminated pursuant to 5(b) of his/her employment agreement or any member(s) of CP Management terminates his/her employment agreement prior to the payment of the promissory note, the principal amount of this promissory note shall be reduced by the sum of $375,000 for such member(s). Any cancellation or reduction of the promissory note pursuant to this section shall be in addition to any other remedies CBC may have against the members of CP Management and shall not be deemed to be liquidated damages.

          (b) HHI and Curious consent to the sale and purchase of the Curious Share and Option Agreement as provided in Section 2(a), and the assignment of all of CP Management's rights therein.

          (c) As additional consideration and as an inducement for each member of CP Management to enter into employment agreements with Curious, CBC agrees to grant each member of CP Management a warrant for the purchase of 75,000 shares of CBC's common stock at a price equal to the ten (10) day average closing price for the ten (10) trading days preceding the date of Closing. The warrant shall be in the form attached hereto as Exhibit B incorporated herein by reference as if set forth in full.

3.        CLOSING.

          The closing of the transactions contemplated by this Agreement (the "Closing") unless otherwise agreed to by the parties, shall take place at the offices of Curious, 440 Lafayette Street, New York, New York 10003 at 9:00 a.m. on July 30, 1999 (such date of Closing is hereinafter sometimes referred to as the Closing Date). The Closing shall be subject to the satisfaction of all of the conditions to CBC's obligations set forth in Section 8 of this Agreement.

          At the Closing:

                    (i) CP Management shall deliver, assign and transfer (or request that HHI deliver, assign and transfer) to CBC certificate(s) representing the Curious Share, appropriately endorsed or accompanied by a separate instrument or instruments of assignment in writing, in proper form for registration of transfer;

                    (ii) CP Management shall deliver, assign and transfer the Option Agreement to CBC;

                    (iii) CBC shall deliver to each member of CP Management a warrant agreement for the purchase of 75,000 shares, a form of which is attached hereto as Exhibit B;

                    (iv) CP Management shall deliver the resignations referred to in Section 8.4 of this Agreement;

                    (v) Each member of CP Management shall execute and deliver the employment agreements in the forms attached hereto as Exhibits C to F incorporated herein by reference as if set forth in full;

                    (vi) $1,500,000 in cash shall be sent by CBC by wire transfer to such account or accounts in one or more banks in the United States of America as CP Management shall specify in writing delivered to CBC not less than forty eight (48) hours prior to the Closing Date, otherwise such purchase price shall be payable by check or checks;

                    (vii) CBC shall execute a promissory note in the form of Exhibit G attached hereto and incorporated herein by reference as if set forth in full in the amount of $1,500,000 payable to CP Management at eight percent (8%) interest secured by the Curious Share and the Option Agreement, subject to subordination obligations with Fremont Financial Services, Inc.;

                    (viii) CP Management, HHI and Curious shall deliver an executed Curious Agreement stating and confirming that CP Management has the right to receive 50% which equals 50 shares of the issued and outstanding common stock of Curious from HHI and consenting to assignment and transfer of the Option Agreement and the Curious Share to CBC, a form of which is attached hereto as Exhibit H; and

                    (ix) Certified Resolutions of Curious, HHI and CBC approving the terms of this transaction.

4.        REPRESENTATIONS AND WARRANTIES BY HHI.

          HHI represents and warrants as follows, which representations and warranties shall be deemed to have been made again at Closing; that HHI is a corporation organized and existing in good standing under the laws of the State of Delaware with full power and authority to enter into this Agreement to which it is a party and enter into and complete the transactions contemplated herein and therein; all required corporate action has been duly and validly taken by HHI to make and carry out this Agreement and the transactions contemplated herein; this Agreement constitutes the valid and binding obligation of HHI enforceable in accordance with its terms; the execution of the Agreement and, the completion of the transactions herein involved will not result in the violation of any order, license, permit, rule, judgment or decree to which HHI is subject or the breach of any contract, agreement or other commitment to which HHI is a party or by which it or its properties is bound or conflict with or violate any provision of HHI's Articles of Incorporation, By-Laws, or other organizational documents; and no other consent of any kind is required that has not been obtained to make or carry out the terms of this Agreement.

5.        REPRESENTATIONS AND WARRANTIES BY CURIOUS.

          Curious represents and warrants as follows, which representations and warranties shall be deemed to have been made again at Closing, that Curious is a corporation organized and existing in good standing under the laws of the State of New York with full power and authority to enter into this Agreement to which it is a party and enter into and complete the transactions contemplated herein and therein; all required corporate action has been duly and validly taken by Curious to make and carry out this Agreement and the transactions contemplated herein; this Agreement constitutes the valid and binding obligation of Curious enforceable in accordance with its terms; the execution of the Agreement and, the completion of the transactions herein involved will not result in the violation of any order, license, permit, rule, judgment or decree to which Curious is subject or the breach of any contract, agreement or other commitment to which Curious is a party or by which it or its properties is bound or conflict with or violate any provision of Curious' Articles of Incorporation, By-Laws, or other organizational documents; and no other consent of any kind is required that has not been obtained to make or carry out the terms of this Agreement; that there are only 100 issued and outstanding shares of Curious and that Curious will not issue any additional shares of its Common Stock without receiving the prior written consent of HHI and CBC; and that the financial statements prepared by Curious are substantially correct in all material respects and there has not been any material adverse change in the financial condition of Curious since the latest financial statements.

6.        REPRESENTATION AND WARRANTIES BY CBC.

          CBC represents and warrants as follows, which representations and warranties shall be deemed to have been made again at Closing, that CBC is a corporation organized and existing in good standing under the laws of the State of Minnesota with full power and authority to enter into this Agreement to which it is a party and enter into and complete the transactions contemplated herein and therein; all required corporate action has been duly and validly taken by CBC to make and carry out this Agreement and the transactions contemplated herein; this Agreement constitutes the valid and binding obligation of CBC enforceable in accordance with its terms; the execution of the Agreement and, the completion of the transactions herein involved will not result in the violation of any order, license, permit, rule, judgment or decree to which CBC is subject or the breach of any contract, agreement or other commitment to which CBC is a party or by which it or its properties is bound or conflict with or violate any provision of CBC's Articles of Incorporation, By-Laws, or other organizational documents; that the Curious Share and Option Agreement are being purchased for CBC's own account and not with a view to, or for resale; and that the warrants issued to members of CP Management are duly authorized and upon the exercise of the warrants will be validly issued non-assessable shares of CBC.

7.        REPRESENTATION AND WARRANTIES BY CP MANAGEMENT.

          Each member of CP Management represents and warrants, which representations and warranties shall be deemed to have been made again at Closing that each member has the full right, power, authority and capacity, and is free, without restriction, to enter into and perform this Agreement; each member of CP Management represents and warrants that the Curious Share is owned by CP Management that upon the transfer of the Curious Share to CBC on the Closing Date, CBC will obtain absolute title to the Curious Share, free and clear of all liens, pledges, security interests, claims, charges, options, encumbrances or other adverse claims of any kind whatsoever other than any security interest which has been granted to Fremont Financial; that CP Management makes the same warranties and representations with respect to the Option Agreement, except that the Option Agreement may be subject to subordination obligations with Fremont Financial Services, Inc.; that each member is an accredited investor within the meaning of Regulation D, Rule 501(a) under the Securities Act 1933, as amended.

8.        CONDITION OF CBC'S OBLIGATIONS.

          The obligations of CBC to consummate the transactions contemplated by this Agreement is subject to the fulfillment prior to or on the Closing Date of the following conditions, any of which may be waived in whole or in part in writing by CBC:

          8.1 The representations and warranties of CP Management, Curious and HHI shall be true in all material respects as of the Closing Date with the same effect as though made on and as of the Closing Date.

          8.2 CP Management and HHI shall have performed and complied with all agreements, covenants or conditions required by this Agreement to be performed and complied with by them prior to or as of the Closing Date.

          8.3       ACTION BY HHI AND CURIOUS BOARD OF DIRECTORS.

                    (a) HHI's Board of Directors, prior to the Closing Date, shall have met and duly adopted resolutions, subject to the consummation of the transactions contemplated by this Agreement: (i) to approve the terms of this transaction; (ii) to amend the Option Agreement to allow CP Management to freely assign and transfer CP Management's interest; and
                              (iii) to approve the terms of the employment agreements.

                    (b) Curious' Board of Directors, prior to the Closing Date, shall have met and duly adopted resolutions, subject to the consummation of the transactions contemplated by this Agreement: (i) to approve the terms of this transaction; and (ii) to approve the terms of the employment agreements.

          8.4. RESIGNATIONS OF CP MANAGEMENT FROM CURIOUS BOARD. The members of Curious' Board of Directors and all of Curious' subsidiaries (other than Mr. Dahl and Mr. Cameron) shall have tendered their resignations as directors contemporaneously upon the Closing.

9.        LEGAL FEES.

          Provided this transaction is consummated, Curious agrees to pay for any reasonable legal fees and expenses incurred by CP Management from the law firm of Wollmuth, Maher & Deutsch, LLP in connection with this transaction through April 28, 1999, provided that it receives copies of all such legal bills along with any other reasonably requested backup documentation. Beginning April 29, 1999, Curious agrees to pay for any reasonable legal fees and expenses incurred by CP Management in connection with assignment of the Option Agreement and purchase of the Curious Share by CBC. Notwithstanding the foregoing, CP Management shall pay for any legal fees and expenses incurred in connection with their employment agreements and any and all future issuances of shares, exercise of put rights and similar matters that are to the benefit of CP Management. Other than as provided for herein, each party shall be responsible for its or his/her own legal fees and expenses.

10.       INDEMNIFICATION.

          10.1 MUTUAL INDEMNIFICATION. Each party hereby indemnifies and agrees to hold harmless the other parties from and against all claims, damages, losses, liabilities, costs and expenses (including, without limitation, settlement costs and any legal, accounting or other expenses of investigating or defending any actions or threatened actions) (hereinafter sometimes collectively referred to as Losses) in connection with each of the following:

                    (a) Any misrepresentation or breach of any representation or warranty made by such party in this Agreement; and

                    (b) any breach of any covenant, agreement or obligation of such party contained in this Agreement, provided, however, that such party shall not have any obligation under this Section unless the aggregate Losses amount to more than $25,000 (if the Losses exceed $25,000, the indemnification obligations set forth in this Section shall include all such Losses and not only those in excess of $25,000).

          10.2 CLAIMS FOR INDEMNIFICATION. Whenever any claim shall arise for indemnification under this section, the indemnified party (hereinafter sometimes referred to as the Indemnified Party) shall promptly notify the party against whom indemnification is sought (hereinafter sometimes referred to as the Indemnifying Party) of the claim and, when known, the facts constituting the basis for such claim. In the event of any such claim for indemnification under this Agreement resulting from or in connection with any claim or legal proceedings by a third party, the notice shall specify, if known, the amount or an estimate of the amount of liability arising therefrom. The Indemnified Party shall not settle or compromise any claim by a third party in respect of which it is entitled to indemnification under this Agreement without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed; provided, however, that if action or suit shall have been instituted against the Indemnified Party and the Indemnifying Party shall not have taken control of such action or suit as provided in this Section after notification thereof, the Indemnified Party shall have the right to settle or compromise such claim after giving notice to the Indemnifying Party as provided in this Section.

          10.3 DEFENSE BY INDEMNIFYING PARTY. In connection with any claim that may give rise to a right of indemnification under this Section resulting from or arising out of any claim or legal proceeding by a person other than the Indemnified Party, the Indemnifying Party, at its or his/her sole cost and expense, may, upon written notice to the Indemnified Party, assume the defense of any such claim or legal proceeding if the Indemnifying Party acknowledges to the Indemnified Party in writing the obligation to indemnify the Indemnified Party with respect to all elements of such claim or legal proceeding. If the Indemnifying Party shall assume the defense of any such claim or legal proceeding, the Indemnifying Party shall select counsel reasonably acceptable to the Indemnified Party to conduct the defense of such claim or legal proceeding at the sole cost and expense of the Indemnifying Party, who shall take all steps necessary in the defense or settlement thereof. An Indemnified Party shall be entitled to participate in (but not control) the defense of any such claim or legal proceeding with its own counsel and at its own expense. If the Indemnifying Party shall not assume the defense of such claim or legal proceeding within 15 days after notice thereof shall have been given to in accordance with this Section: (a) the Indemnified Party may defend such claim or legal proceeding in such manner as it may deem appropriate, including, but not limited to, the settlement of such claim or legal proceeding, after giving notice of the same to Indemnifying Party, on terms as the Indemnified Party may deem appropriate and (b) Indemnifying Party shall be entitled to participate in (but not control) the defense of such claim or legal proceeding with their own counsel at their own expense.

11.       MISCELLANEOUS PROVISIONS.

          11.1 EXECUTION OF DOCUMENTS. The parties agree to execute all applications, documents and instruments which may be reasonably necessary for the consummation of the transactions contemplated hereunder, or which might be from time to time reasonably requested by any party hereto in connection therewith, whether before or after the date of Closing.

          11.2 CHANGES, WAIVERS, ETC. Neither this Agreement nor any provision thereof may be changed, amended, waived, discharged or terminated orally, but only in writing signed by the party against which enforcement of the change, amendment, waiver, discharge or termination is sought.

          11.3 NOTICES. All notices, requests, elections, demands and other communications given pursuant to this Agreement shall be in writing and shall be duly given when delivered personally or by facsimile transmission (upon receipt of confirmation) or when deposited in the mail, certified or registered mail, postage prepaid, return receipt requested, and shall be addressed as follows:

                    If to CBC:

                    Mr. Christopher T. Dahl
                    Children's Broadcasting Corporation
                    5501 Excelsior Boulevard
                    Minneapolis, Minnesota 55416

                    Facsimile: (612) 926-7946

                    with copy to:

                    Jill Theis, Esq.
                    Children's Broadcasting Corporation
                    5501 Excelsior Boulevard
                    Minneapolis, Minnesota 55416
                    Facsimile: (612) 925-8845

                    If to HHI:

                    Mr. Christopher T. Dahl
                    Harmony Holdings, Inc,
                    5501 Excelsior Boulevard
                    Minneapolis, Minnesota 55416
                    Facsimile: (612) 926-7946

                    with copy to:

                    Jill Theis, Esq.
                    Harmony Holdings, Inc.
                    5501 Excelsior Boulevard
                    Minneapolis, Minnesota 55416
                    Facsimile: (612) 925-8845

                    If to Curious:

                    Mr. Christopher T. Dahl
                    Curious Pictures Corporation
                    5501 Excelsior Boulevard
                    Minneapolis, Minnesota 55416
                    Facsimile: (612) 926-7946

                    with copy to:

                    Jill Theis, Esq.
                    Curious Pictures Corporation
                    5501 Excelsior Boulevard
                    Minneapolis, Minnesota 55416
                    Facsimile: (612) 925-8845

                    If to CP Management:

                    Susan Holden, Stephen Oakes, Richard Winkler, David Starr c/o Curious Pictures Corporation

                    440 Lafayette Street
                    New York, New York 10003
                    Facsimile: (212) 674-0081

                    With copy to:

                    David Wollmuth, Esq.
                    WOLLMUTH, MAHER & DEUTSCH, LLP
                    516 Fifth Avenue, 12th Floor
                    New York, New York 10036
                    Facsimile: (212) 382-0050

          11.4. EXHIBITS. All Exhibits referred to herein are incorporated into this Agreement by reference for all purposes and shall be deemed part of this Agreement.

          11.5. ASSIGNABILITY. None of the parties may assign their rights or obligations under this Agreement without the prior written consent of the other parties which shall not be unreasonably withheld or delayed, except that CBC, HHI and Curious may make an assignment to a parent, subsidiary, affiliate or successor of such party and each member of CP Management may make an assignment to an entity that is controlled by and 100% owned by such member.

          11.6. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the representatives, heirs, estates, successors, and assigns of the parties hereto.

          11.7. HEADING. The headings contained in this Agreement are for reference only and shall not effect in any way the meaning or interpretation of this Agreement.

          11.8. COUNTERPARTS. This Agreement and any other instrument to be signed by the parties hereto may be executed by the parties, together or separately, in two or more identical counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

          11.9. CLAUSES SEVERABLE. The provisions of this Agreement are severable. If any provision of this Agreement or the application thereof to any person or circumstance is held invalid, the provision or its application shall be modified to the extent possible to reflect the expressed intent of the parties but in any event, invalidity shall not affect other provisions or applications of this Agreement which can be given effect without the invalid provision or application.

          IN WITNESS WHEREOF, the parties hereto, by their properly authorized representatives, have caused this Agreement to be executed as of the day and date first above written.

CHILDREN'S BROADCASTING                      HARMONY HOLDINGS, INC.,
CORPORATION, a Minnesota corporation         a Delaware corporation

By:   /s/ Christopher T. Dahl                By:   /s/ James G. Gilbertson
      -----------------------                      -----------------------

Its:  Chief Executive Officer                Its:  Chief Operating Officer
      -----------------------                      -----------------------


CURIOUS PICTURES CORPORATION
a New York corporation

By:   /s/ James G. Gilbertson
      -----------------------

Its:  Chief Operating Officer
      -----------------------



                                  CP MANAGEMENT


/s/ Stephen Oakes                                  /s/ Richard Winkler
-----------------                                  -------------------
Stephen Oakes                                      Richard Winkler



/s/ David Starr                                    /s/ Susan Holden
-----------------                                  -------------------
David Starr                                        Susan Holden